"Guns or Knives?"

Harvey Logan to Butch Cassidy

Merrill Lynch
Global Power & Gas Leaders Conference

J. Wayne Leonard
Chief Executive Officer
September 28, 2004

Entergy®

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases at local and federal regulatory agencies, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the energy trading market, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes the non-GAAP measures of operational earnings, net debt to net capital, free cash flow and cash available for deployment when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure. These reconciliations are found on slides 28, 29, and 30. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Entergy's Business ^Super Model


Entergy's Business Model
No extreme makeover required
Supply/Demand
Environmental
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislative/Regulatory
Capital Markets
Rigorous Analysis
POV
Current Point of View
Business Strategy
Create Options
FIT
Driven by:
Markets
Skills
Scale
Scope
Positions
Portfolio Management
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
RISK
Strict VAR Limits
Operational Excellence
Produce Products/ Services
Achieve Productivity
Manage Relationships
Competitor / Industry Standards

Buy, Sell, Hold….Fuhgetuhboutit


Dynamic POV Investment Model
Monitor
Invest
Divest
Monitor
Value
Business Fit (Knowledge, Skills)
+
–
+
–
Invest Outside Energy Sector
DOA
International Expansion
Divested
Invest $1.5B
ETR stock
Monetize
EKT
Invest
Utility Supply Plan
LNG
Net cash impact ~$1B
Nuclear
Monetize
Pipeline
Downsized
Retail
IPP

Any Questions?

How Do You Continue to Grow Earnings?

Record

Operational Earnings
99-03; $/share


CAGR
18%
2.17
3.12
3.23
3.81
4.25
EKLP
99
00
01
02
03

As-Reported: 2.25 | 2.97 | 3.23 | 2.64 | 4.01

Predictable?

99-03 Earnings Growth Sources
~20% Intrinsic
~80% Extrinsic

Opportunity

Operational Earnings
Near-Term Guidance & Aspiration; $/share


8-10% Growth Aspiration (near-term)
Includes mild weather
3.70-3.80
4.60-4.85
04E
05E
06E

3.83 – 3.93 | 4.60 – 4.85 | *Doable?*

Intrinsic growth and accretion drive near-term earnings aspirations

Growing the Top Line and Squeezing the Middle to Create Value for Shareholders

Source	Regulated	Competitive
Revenues	Resolve Entergy Louisiana rate case Resolve Entergy Gulf States-Texas rate case Continue utility supply plan Grow sales	Re-contract nuclear energy and capacity at higher prices Acquire nuclear assets / management contracts Complete nuclear uprates / increase nuclear capacity factors
Expenses	Reduce fuel costs Achieve productivity improvements Reduce interest expense	Achieve nuclear productivity improvements Sell merchant plants
Value	Complete $1.5B share repurchase program Grow dividend	Complete $1.5B share repurchase program Grow dividend Monetize assets Reduce volatility

What is the Status of the Louisiana and Texas Rate Cases?

Record

Entergy Mississippi (2002)

Formula Rate Plan
2003 Return on Equity Bandwidth


Midpoint
10.77%
+119 bps
-119 bps
-100 bps
+100 bps
Performance

Entergy New Orleans (2003)

Electric Formula Rate Plan
Return on Equity Bandwidth


Midpoint
11.25%
GPBR*
13.25%
+/- 100 bps
+ 100 bps

* *Generation Performance-Based Rate plan*

Opportunity

Timing

2004	2005
J F M A M J J A S O N D	J F M A M J J A S O N D

Entergy Louisiana (ELI)

Staff filed $20M rate increase and 9.75% ROE (8/04) vs. $167M rate increase and 11.4% ROE requested (1/04)

Entergy Gulf States-TX (EGSI-TX)

$68M rate increase with 11.5% ROE requested (8/04)

Texas and Louisiana Rate Case Details

ELI Rate Case Filing vs. LPSC Staff Position

Base Rate Increase; Revenue; $M


Staff Adjustments
167
(70)
(14)
(32)
(11)
(20)
20
Non-Earnings
Earnings
Filing
Supply Plan
Decommission
Equity Return (11.4% vs. 9.75%)
Debt Cost Rate
Timing/ Other
Staff Position

EGSI-TX Rate Case Components

Revenue; $M


43
11
14
68
Status Quo
Base Rate Increase
Franchise Tax
TTC Recovery
EGSI-TX Filing

TX Residential Rate Comparisons

¢/KWh


-7%
11.1
11.0
10.3*
Today's Rate 9.3
Houston PTB Rate
Dallas PTB Rate
EGSI-TX Bundled Rate

* EGSI-TX (with rate increase) vs. peers

Supply Plan Reduces Customers' Price and Improves Shareholder Risk/Reward Profile

Entergy New Orleans Savings Achieved in 1st Year of Strategic Supply Resource Plan
$M

PPA	36
Less: Fuel Savings	104
Customer Savings	**(68)**

Entergy Louisiana Rate Case Requested Supply Plan Components
$M

PPA & Additional Rate Base	72
Less: Fuel Savings*	147
Customer Savings	**(75)**

** Estimated in filing based on $5.29/mmbtu gas*

What are the Potential Regulatory Outcomes for the Pending FERC Cases?

Record

ERS (2003) and Grand Gulf (1988)

Supreme Court of the United States

ERS Case

Reversed the LPSC's decision requiring an additional rate reduction and refund (9-0)

Grand Gulf - 1207 MW



Grand Gulf

Decided case in favor of "no trapped costs"

"states may not alter FERC-ordered allocations of wholesale power…"

Potential Regulatory Outcomes

Case	Key Issues	Potential Timing
ICT*	Balances state and FERC concerns	Mid 05 FERC decision
System Agree-ment	Full vs. rough production cost equalization; impediments to rational system planning	12/04 FERC decision
Affiliate PPA	Transparency of RFP process and continuing market opportunities for merchants	1Q05 ALJ decision
Market Power	No market power if native load properly considered	05 FERC decision

Minimal to no projected earnings impact from any case

* *Independent Coordinator of Transmission*

Does a System That Is Short Have Market Power?

1 Pivotal Supplier Test

Can rival generation serve wholesale load?

Daily Peak Load*
vs. Average Daily Peak Load for Peak Month
03; GW



25
20
15
10
5
0
Jan
Apr
Jul
Oct
Daily Peak
Average
Daily Peak Load in
the Peak Month

Annual wholesale needle peak	22.6 GW
Average daily peak (native load)	(20.7 GW)
Wholesale market load	1.9 GW
Less Than	
Net uncommitted rival capacity	20.8 GW

PASS

Assumes utility only responsible for average daily peak in peak month not needle peaks

* *Includes Entergy and Transmission Dependent Utility load within Entergy control area*

Does a System That Is Short Have Market Power?

2 Market Share Test

Does utility have dominant position (20% of uncommitted capacity)?

Daily Peak Load*
vs. Minimum Peak Load Day for Each Season
03; GW



25
20
15
10
5
0
Daily Peak
Lowest Peak Load Day in Each Season
Winter
Spring
Summer
Fall

Total Uncommitted	30-32 GW
Entergy Uncommitted	9-11 GW
% of Total	30-35%
Greater Than	
Threshold	20%

FAIL

Assumes all capacity above the lowest peak load in any day of each season is available!

* *Includes Entergy and Transmission Dependent Utility load within Entergy control area*

Does a System That Is Short Have Market Power?

3 Delivered Price Test ***Can rival generators compete for wholesale load?***

Supply Curve – Load vs. Marginal Cost
03; MW (x-axis) vs. $/MWh (y-axis)



Peak
Entergy Regulated Capacity Available for Wholesale Sales
Entergy Capacity Now Committed to Load
100
80
60
40
20
0
0
10,000
20,000
30,000
40,000
Rivals
ETR Committed
ETR Available

				All Periods?
Wholesale Load	<	Rival Capacity	⇨	***Yes***
Market Share	<	20% Threshold	⇨	***Yes***
Market Concentration	<	2,500 HHI*	⇨	***Yes***

Yes to all 3

PASS

*Herfindahl-Hirschman Index

What If You Lose?

Possible Remedies / Implications
Loss of market-based rate authority
Potential impediments to capacity purchases or mergers and acquisitions
Divest "native load" capacity to pass tests
Potential establishment of ICT / RTO / ISO
DC Circuit Court

Can You Acquire Additional Plants?

Opportunity

New Generation by Region (MW)


Merchants
Size By Summer Capacity MW
Merchants
Color By Prime Mover Group
CC
GT
ST
Dell Power Station
Little Rock
Hot Springs
Hot Springs County
Pine Bluff
Union (El Dorado)
Sterlington Project - Koch Power
Ouachita Power LLC
Southaven
Southaven GT
Batesville Expansion
Crossroads
Choctaw
McAdams
Attala Energy
Hinds Energy Facility
Holmesville
Evangeline Project
Tenaska Frontier
RS Cogen
Cottonwood
Acadia Power
Bayou Cove
Calcasieu
ExxonMobile Beaumont Refinery
Beaumont
Port Arthur
Sabine River Works
Sabine - Bayer Cogen
Big Cajun 1 Expansion
Exxon - Baton Rouge
AEP - Dow Chemical
LSU
Carville
Occidental - Taft
Shell Geismar
North Arkansas' Profile
Operational 204
Active Construction 0
Mothballed 500
Suspended Construction 548
Total Merchant 1,252
Central's Profile
Operational 10,291
Active Construction 657
Mothballed 732
Suspended Construction 1,683
Total Merchant 13,363
Amite South's Profile
Operational 530
Active Construction 0
Mothballed 0
Suspended Construction 0
Total Merchant 530
WOTAB'S Profile
Operational 2,689
Active Construction 363
Mothballed 0
Suspended Construction 0
Total Merchant 3,052
Mothballed
Operational
Active Construction
Suspended Construction

Generation Statistics

Total Merchant Capacity for Potential Acquisition

Market Area	~18 GW
Entergy Short Position	3-5 GW
Entergy Units >35 Years Old	~6 GW
Opportunity	~2:1

Excludes 1,725 MWs: 1) Perryville 2) ETR affiliate plants 3) plants of other utilities to serve native load

What is the Opportunity to Sell at Higher Prices for 2006 and Beyond?

Record

Entergy Nuclear Earnings Contribution
99-05E; $/share


CAGR ~70%
0.06
0.22
0.57
0.88
1.30
0.85
1.10-1.15
1.35-1.44
99
00
01
02
03
04E
05E
As-reported
Operational

Opportunity

Energy Contracts vs. Market Price
04E-08E, Average $/MWh as of 6/04


Potential 06 revenue increase ~$35M at $47/MWh
Northeast Market
Contract
60
50
40
30
Rem. 04E
05E
06E
07E
08E

Unsold Planned Generation (% of total and TWh)				
-	5%	28%	52%	71%
-	2	10	18	25

How Are Your Productivity Improvement Initiatives Progressing?

Expenses – Entergy Nuclear ↓

Record

Entergy Regulated Fleet Production Cost
97-03; 3-Year Average $/MWh



-14%
ETR Early 90's = $23/MWh
Industry Average
17.4
17.2
16.4
15.5
15.0
97-99
98-00
99-01
00-02
01-03

Continually demonstrated ability to improve regulated nuclear fleet...

Opportunity

Entergy Nuclear Northeast Fleet Production Cost Comparison
3-year Average Before ETR vs. 03 and Goal; $/MWh



-31% for 03
29
20
18
00-02 Industry Average
16
15
ETR Regulated Fleet Average
Before ETR Ownership
03
06E Goal

... and will apply lessons learned to non-utility fleet

Is Nuclear Growth Tapped Out?

Revenues – Entergy Nuclear ↑

Record

Entergy Nuclear Acquisitions/Contracts

99 | 00 | 01 | 02 | 03 | 04

- 7/99 Pilgrim $21/KW
- 11/00 Indian Point 3/ FitzPatrick $208/KW
- 9/01 Indian Point 2 $384/KW
- 7/02 Vermont Yankee $350/KW
- 9/03 Cooper (contract) -

Opportunity

US Nuclear Market



EN-NE
EN - South

- Small Scale Plants
- ETR Owned Plants
- ETR Contracts
- × 00-02 Rolling Average Capacity Factors < 90%

Possible Market:

- ***Single owner / small scale***
- ***Higher production cost > $20/MWh***
- ***Low capacity factor/event issues***
- ***Declining/low regulatory scores/reviews***

30-35% of US Capacity

What Is the Schedule for Trading and Pipeline Sales?

Value Added – Competitive !

POV in Future??

Completed	Next Steps & Projected Completion
6/04 Entergy and Koch Industries announce review of strategic alternatives for Entergy-Koch, LP	3Q04 Gulf South Pipeline competitive process initiated
8/04 Strategic review completed and planned sales of trading & pipeline businesses announced	4Q04 Entergy-Koch Trading sale regulatory approval
9/04 Sale of Entergy-Koch Trading to Merrill Lynch announced	4Q04 Entergy-Koch Trading sale completion
	4Q04 Gulf South Pipeline sale announcement
	1Q05 Gulf South Pipeline sale regulatory filings
	2Q05 Gulf South Pipeline sale completion

Strategic review concluded sale to third party is most value-enhancing alternative

~$1B expected net cash impact of all transactions

How Do You Get POV in the Future?


Today
Entergy-Koch Trading
Gas
Power
Weather
Point of View
Trading Book
POV
$$$
Owner
Entergy


After Sale of Trading
Merrill Lynch
Entergy-Koch Trading
Gas
Crude
Power
Weather
Other
Point of View
Trading Book
Enhanced POV
$$$
Owner
Entergy

How Much Financial Headroom Remains after the $1.5 Billion Buyback?

Record

Debt Ratios
Last 12 Months 2Q98-2Q04; %



CAGR -4%
70
60
50
40
30
Debt to capital
Target
Net debt to net capital
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03
2Q04

Capital structure provides financial headroom for capital redeployment

Opportunity

Projected Cash Available for Deployment
04E-06E; $B



+1% debt = +$0.4B
6.9
2.2
1.3
(1.2)
(0.8)
1.5
Cash Flow from Operating Activities
Free Cash Flow
Add'l Debt Capacity
Growth CapX
Net Sales Proceeds & Buyback
Cash Avail.

Cash continues to be available for new investment, debt retirement and dividend increases

How Are You Thinking about the Dividend?

Record

Cash Provided to Shareholders
Cumulative 99-03; $B


0.5
1.3
1.6
1.9
2.1
99
00
01
02
03
Dividend
Increase*
5%
5%
6%
29%

Provided $2.1B in cash to shareholders (55% of operational earnings)

While doubling earnings

**Effective annual increase*

Opportunity

Cash Provided to Shareholders
Cumulative 04E-06E; % of Operational Earnings


Dividends ~40%
Buyback ~60%

Projected ~$3B in cash to shareholders in next 3 years (~100% of operational earnings)

What Keeps You Up at Night?

1998-Today

- [x] Improve service at utility
- [ ] Achieve favorable regulatory outcomes at FERC
- [x] Achieve safety and operational improvements at newly acquired nuclear plants
- [x] Obtain emergency plan certification at Indian Point
- [x] Complete merchant plant build-out
- [x] Mitigate risk at Saltend and Damhead Creek
- [x] Manage in-house trading risk
- [x] Improve balance sheet to avoid downgrades from rating agencies

Today

- [ ] Pursue opportunities to grow earnings (without getting distracted)
- [ ] Manage health plan costs
- [ ] Achieve favorable regulatory outcomes at FERC
- [ ] Implement supply plan
- [ ] Enhance value through deployment of capital
- [ ] Maintain financial flexibility to act on opportunities when they arise

How Do You Continue to Grow Earnings?

Record

Operational Earnings
99-03; $/share



CAGR
18%
2.17
3.12
3.23
3.81
4.25
EKLP

	99	00	01	02	03
As-Reported	2.25	2.97	3.23	2.64	4.01

Predictable?

99-03 Earnings Growth Sources
~20% Intrinsic
~80% Extrinsic

Opportunity

Operational Earnings
Near-Term Guidance & Aspiration; $/share



8-10% Growth Aspiration (near-term)
3.70-3.80
4.60-4.85
Includes mild weather

04E	05E	06E
3.83 – 3.93	4.60 – 4.85	*Doable?*

Absolutely

Intrinsic growth and accretion drive near-term earnings aspirations

What Didn’t I Ask?

What Didn't I Ask…About Environmental Policy?

__Entergy Aspiration__

To be recognized as an environmental leader, not only in electricity generation, but among all US industrial companies

Commitment	Progress	Goal
Stabilize CO2 emissions at 00 level through 05	18% decrease	0% increase

Top 10 Generator Emission Rate Comparison

SO_2 Emission Rate
02; lbs/MWh


-64% since 98
12
8
4
0
ETR

NO_x Emission Rate
02; lbs/MWh


-64% since 98
6
4
2
0
ETR

CO_2 Emission Rate
02; lbs/KWh


-46% since 98
2
1
0
ETR

Source: eGRID May 2003

What Didn't I Ask…About Low Income Initiatives?

1/3 of Entergy's Retail Customers Live in Poverty


33%
67%
Low Income Customers

Good Corporate Citizenship Promotes Social Change

- Legislation passed providing permanent sources of public funding for LI assistance in AR, LA, NO, TX MS?
- Promoted charitable customer assistance funds (CAF): employee donations grew 370% and customer donations grew 57%
- Helped secure more funds for Low Income Home Energy Assistance Program (LIHEAP) and Weatherization (WAP)
- Increased community awareness/involvement and customer relations through Entergy-sponsored low income summits

Funds From External Sources
$M


30
20
10
0
LIHEAP to ETR
WAP to Region
External Donations
99
04E
09E

Avoided Service Disconnects
000s


30
20
10
0
99
04E
09E

Leveraged Economic Benefits
$M


Contributions
Community Impact
8.3
1.2
5.4
0.6
Public Benefit Fund
Individual Development Account

Appendix: Reg G Reconciliations

Operational Earnings 1999-2004 Guidance – Reconciliation of GAAP to Non-GAAP Measures ($/share)		1999	2000	2001	2002	2003	Guidance 2004
AS-REPORTED EARNINGS - CONSOLIDATED	[A]	2.25	2.97	3.23	2.64	4.01	3.83 - 3.93
AS-REPORTED EARNINGS - NUCLEAR	[B]	0.06	0.22	0.57	0.88	1.30	1.10 - 1.15
UTILITY SPECIAL ITEMS							
River Bend loss provision		–	–	–	–	(0.29)	–
SFAS 143 implementation		–	–	–	–	(0.09)	–
Voluntary severance plan		–	–	–	–	(0.30)	–
Merger expenses		–	–	(0.01)	–	–	–
Regulatory and reserve adjustments		(0.27)	(0.09)	–	–	–	–
Change in unbilled revenue estimate		0.13	–	–	–	–	–
Depreciation adjustment		0.04	–	–	–	–	–
SERI refund adjustments		(0.08)	–	–	–	–	–
Total Utility Special Items		(0.18)	(0.09)	(0.01)	–	(0.68)	–
PARENT & OTHER SPECIAL ITEMS							
Voluntary severance plan		–	–	–	–	(0.01)	–
Merger expenses		–	–	(0.05)	–	–	–
Write-down of MyHomeKey investment		–	–	(0.03)	–	–	–
Write-down of Latin American assets		–	(0.12)	–	–	–	–
Total Parent & Other Special Items		–	(0.12)	(0.08)	–	(0.01)	–
COMPETITIVE BUSINESS SPECIAL ITEMS							
Entergy Nuclear							
SFAS 143 implementation		–	–	–	–	0.67	–
Voluntary severance plan		–	–	–	–	(0.22)	–
Total Nuclear Special Items	[C]	–	–	–	–	0.45	–
Energy Commodity Services		–	–	–	–	–	–
Gain (loss) on disposition of assets		0.27	0.06	0.01	0.23	–	–
Asset and contract impairments		–	–	–	(0.62)	–	–
Turbine commitment		–	–	–	(0.52)	–	–
Development costs		–	–	–	(0.09)	–	–
Restructuring costs		–	–	(0.02)	(0.17)	–	–
Damhead Creek mark to market gas contract		–	–	0.10	–	–	–
Write-off of start-up costs per new acct standard		(0.01)	–	–	–	–	–
Earnings from Entergy-Koch, LP realized through 6/30/04		–	–	–	–	–	0.13
Total Competitive Business Special Items		0.26	0.06	0.09	(1.17)	0.45	0.13
TOTAL SPECIAL ITEMS	[D]	0.08	(0.15)	-	(1.17)	(0.24)	0.13
OPERATIONAL EARNINGS - CONSOLIDATED	[A-D]	2.17	3.12	3.23	3.81	4.25	3.70 - 3.80
OPERATIONAL EARNINGS - NUCLEAR	[B-C]	0.06	0.22	0.57	0.88	0.85	1.10 - 1.15

Appendix: Reg G Reconciliations

Net Debt to Net Capital
Last Twelve Months 2Q98 – 2Q04 – Reconciliation of GAAP to Non-GAAP Measures

($ millions)	Gross Debt	Less cash and cash Equivalents	Net Debt	Total Capitalization	Less cash and cash Equivalents	Net Capitalization	Debt to Capital Ratio	Net Debt to Net Capital Ratio
	(E)	(F)	(E-F)	(G)	(F)	(G-F)	(E/G)	(E-F)/(G-F)
2Q98	10,796	773	10,023	18,204	773	17,431	59.3%	57.5%
3Q98	10,567	808	9,759	18,133	808	17,325	58.3%	56.3%
4Q98	7,760	1,184	6,576	15,523	1,184	14,339	50.0%	45.9%
1Q99	7,704	1,086	6,618	15,383	1,086	14,296	50.1%	46.3%
2Q99	7,575	1,086	6,489	15,378	1,086	14,292	49.3%	45.4%
3Q99	7,446	1,344	6,101	15,336	1,344	13,992	48.5%	43.6%
4Q99	7,527	1,214	6,313	15,204	1,214	13,990	49.5%	45.1%
1Q00	7,988	1,686	6,302	15,540	1,686	13,854	51.4%	45.5%
2Q00	8,577	1,797	6,780	15,915	1,797	14,117	53.9%	48.0%
3Q00	8,088	1,233	6,855	15,565	1,233	14,332	52.0%	47.8%
4Q00	9,158	1,382	7,776	16,562	1,382	15,180	55.3%	51.2%
1Q01	9,380	1,030	8,351	16,843	1,030	15,814	55.7%	52.8%
2Q01	9,168	699	8,469	16,848	699	16,149	54.4%	52.4%
3Q01	9,411	901	8,510	17,279	901	16,377	54.5%	52.0%
4Q01	8,900	752	8,149	16,717	752	15,965	53.2%	51.0%
1Q02	8,599	763	7,836	16,392	763	15,628	52.5%	50.1%
2Q02	8,892	731	8,161	16,907	731	16,176	52.6%	50.5%
3Q02	8,790	949	7,841	16,969	949	16,020	51.8%	48.9%
4Q02	8,810	1,335	7,475	17,007	1,335	15,672	51.8%	47.7%
1Q03	8,410	377	8,033	17,009	377	16,631	49.4%	48.3%
2Q03	9,113	1,018	8,095	18,023	1,018	16,946	50.9%	47.8%
3Q03	8,554	578	7,976	17,680	578	17,102	48.4%	46.6%
4Q03	8,182	692	7,490	17,220	692	16,528	47.5%	45.3%
1Q04	8,282	875	7,407	17,505	875	16,630	47.3%	44.5%
2Q04	8,173	586	7,588	17,252	586	16,666	47.4%	45.5%

Appendix: Reg G Reconciliations

Projected Cash Available for Capital Redeployment 2004 through 2006 - Reconciliation of GAAP to Non-GAAP Measures ($Billions)			2004 - 2006
Net cash flow provided by operating activities	(H)	$ 6.9	
Less:			
Net nuclear fuel purchases	(I)	0.4	
Decommissioning trust contributions	(J)	0.4	
Operating cash flow	(K) = (H-I-J)		$ 6.1
Planned maintenance capital expenditures	(L)		(2.6)
Preferred and common dividends	(M)		(1.3)
Free cash flow	(N) = (K+L+M)		2.2
Net stock repurchases (includes repurchases under existing and new programs less potential sale proceeds)	(O)		(0.8)
Planned growth capital commitments	(P)		(1.2)
Additional debt capacity (net of maturities)	(Q)		1.3
Net Cash Available for New Investment, Debt Retirement, Dividend Increase	(R) = (N+O+P+Q)		$ 1.5